Related party transactions (Details) - USD ($) $ in Thousands		12 Months Ended
		Aug. 31, 2023	Aug. 31, 2022
IfrsStatementLineItems [Line Items]
Key Management		$ 4,283	$ 5,163
Share based payments		2,700	3,100
Key management personnel of entity or parent [member]
IfrsStatementLineItems [Line Items]
Key Management	[1]	2,135	2,085
Share based payments		$ 2,148	$ 3,078

[1]	Remuneration includes salaries and benefits for certain key management personnel and director fees. Certain members of the board of directors have employment or service contracts with the Company. Directors are entitled to director fees and share based payments for their services and officers are entitled to cash remuneration and share based payments for their employment services.